Oppenheimer Portfolio Series: Conservative Investor Fund
N-SAR Exhibit – Item 77Q1

A copy of the Fund’s Restated Investment Advisory Agreement follows:

1.
Post-Effective Amendment No. 11 to the Registration Statement of Oppenheimer Portfolio Series, (the “Registrant”), filed with the Securities and Exchange Commission on May 29, 2013 (Accession Number 0000728889-13-000783), includes the following materials, which are hereby incorporated by reference in response to Item 77Q of the Registrant’s Form N-SAR:

•	Restated Investment Advisory Agreement dated 1/1/13.

•	Investment Subadvisory Agreement dated 1/1/13.

In addition, the following is Exhibit A to the Investment Subadvisory Agreement dated 1/1/13:

EXHIBIT A

TO SUBADVISORY AGREEMENT

SubAdvisory Fee

The Adviser will pay the SubAdviser a SubAdvisory Fee calculated in the same manner as the investment management fee paid by the Fund to the Adviser under the Advisory Agreement, which SubAdvisory Fee shall not exceed 90% of the investment management fee collected by the Adviser from the Fund, and which shall be calculated after any investment management fee waivers (i) required by the Fund’s Board of Trustees or (ii) voluntarily agreed to by both the Adviser and the SubAdviser.

Oppenheimer Portfolio Series: Moderate Investor Fund
N-SAR Exhibit – Item 77Q1

A copy of the Fund’s Restated Investment Advisory Agreement follows:

2.
Post-Effective Amendment No. 11 to the Registration Statement of Oppenheimer Portfolio Series, (the “Registrant”), filed with the Securities and Exchange Commission on May 29, 2013 (Accession Number 0000728889-13-000783), includes the following materials, which are hereby incorporated by reference in response to Item 77Q of the Registrant’s Form N-SAR:

•	Restated Investment Advisory Agreement dated 1/1/13.

•	Investment Subadvisory Agreement dated 1/1/13.

In addition, the following is Exhibit A to the Investment Subadvisory Agreement dated 1/1/13:

EXHIBIT A

TO SUBADVISORY AGREEMENT

SubAdvisory Fee

The Adviser will pay the SubAdviser a SubAdvisory Fee calculated in the same manner as the investment management fee paid by the Fund to the Adviser under the Advisory Agreement, which SubAdvisory Fee shall not exceed 90% of the investment management fee collected by the Adviser from the Fund, and which shall be calculated after any investment management fee waivers (i) required by the Fund’s Board of Trustees or (ii) voluntarily agreed to by both the Adviser and the SubAdviser.

Oppenheimer Portfolio Series
Equity Investor Fund
N-SAR Exhibit – Item 77Q1

A copy of the Fund’s Restated Investment Advisory Agreement follows:

3.
Post-Effective Amendment No. 11 to the Registration Statement of Oppenheimer Portfolio Series Equity Investor Fund (the “Registrant”) filed with the Securities and Exchange Commission on May 29, 2013 (Accession Number 0000728889-13-000783), includes the following materials, which are hereby incorporated by reference in response to Item 77Q of the Registrant’s Form N-SAR:

•	Restated Investment Advisory Agreement dated 1/1/13.
•	Investment Subadvisory Agreement dated 1/1/13.